UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 21, 2010
THE CHUBB CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K filed on October 21, 2010
Press Release dated October 21, 2010 (furnished pursuant to Item 2.02 of Form 8-K)
Supplementary Investor Information Report relating to results for the quarter and nine months ended September 30, 2010 (furnished pursuant to Item 2.02 of Form 8-K)
Revised Supplementary Investor Information Report relating to results for the quarter ended March 31, 2010 (furnished pursuant to Item 2.02 of Form 8-K)
Revised Supplementary Investor Information Report relating to results for the six months ended June 30, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

Item 2.02 Results of Operations and Financial Condition.
(a)	The following information, including the text of the exhibits attached hereto, is furnished pursuant to Item 2.02 of Form 8-K. On October 21, 2010, The Chubb Corporation (Chubb) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2010. On October 21, 2010, Chubb also posted on its web site at www.chubb.com the Supplementary Investor Information Report (SIIR) relating to its results for the quarter and nine months ended September 30, 2010. Copies of the press release and the SIIR, both of which are incorporated by reference into this Item 2.02 as if fully set forth herein, are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively. In its press release, the SIIR and the conference call to discuss its results for the periods ended September 30, 2010, scheduled to be webcast at 5:00 P.M. on October 21, 2010, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States.

Chubb has also posted to its web site revised Supplementary Investor Information Reports relating to its results for the quarter ended March 31, 2010 and for the six months ended June 30, 2010. Copies of the revised Supplementary Investor Information Reports, both of which are incorporated by reference into this Item 2.02 as if fully set forth herein, are attached to this Form 8-K as Exhibits 99.3 and 99.4, respectively. Certain amounts have been revised from those originally reported to reflect a reclassification between the United States results and the Outside the United States results. The reclassification had no impact on Worldwide Total results.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated October 21, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report — September 30, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

99.3	Revised Supplementary Investor Information Report — March 31, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

99.4	Revised Supplementary Investor Information Report — June 30, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: October 21, 2010	By:	/s/ John J. Kennedy
		Name:	John J. Kennedy
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
FILED ON OCTOBER 21, 2010

Exhibit No.	Description
99.1	Press release dated October 21, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report — September 30, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

99.3	Revised Supplementary Investor Information Report — March 31, 2010 (furnished pursuant to Item 2.02 of Form 8-K)

99.4	Revised Supplementary Investor Information Report — June 30, 2010 (furnished pursuant to Item 2.02 of Form 8-K)